News Release                                                              [LOGO]
                                                                          Zurich
                                                                         Scudder
                                                                     Investments









                           Deutsche Bank to acquire Zurich Scudder Investments, Inc., investment manager for The Argentina Fund, Inc.
                           (AF)

                           September 26, 2001
Zurich Scudder Investments

   Media Inquiries
     Wendy Shapiro         September 26, 2001, New York, NY - Deutsche Bank and
      212-326-6638         Zurich Financial Services ("Zurich"), parent company
                           of Zurich Scudder Investments, Inc. ("Scudder"), the
Investor Inquiries         investment manager for The Argentina Fund, Inc. (AF),
    James M. Beale         announced on September 24, 2001, that they have
Tel (800) 349.4281         signed an agreement in principle under which Deutsche
                           Bank will acquire 100% of Zurich Scudder Investments,
                           Inc. The agreement in principle does not include
                           Scudder's UK operations, Threadneedle Investments, which will be retained by Zurich. Because the transaction would constitute an assignment of The
                           Argentina Fund, Inc.'s investment management agreement with Scudder under the Investment Company
                           Act of 1940, and, therefore, a termination of such agreement, it is anticipated that Scudder will seek approval of a new agreement from stockholders prior to consummation of the transaction. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

                           Stockholders who have already returned a proxy card need not take any further action. Stockholders who can attend the upcoming meeting set for October 16, 2001 and wish to vote their shares in person at that time, will be able to do so.

                           About Zurich Scudder Investments

                           Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 345 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.